UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2014

STARTEK, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 E. Maplewood Ave., Suite 100, Greenwood Village, CO 80111
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (303) 262-4500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 21, 2014, the Audit Committee of the Board of Directors of StarTek, Inc. (STARTEK) dismissed Ernst & Young LLP (EY) as STARTEK's independent registered public accounting firm and engaged EKS&H, LLLP (EKS&H) as STARTEK's independent registered public accounting firm for the year ending December 31, 2014.
During STARTEK’s years ended December 31, 2013, and 2012 and the period from December 31, 2013 through March 21, 2014, there were no disagreements between STARTEK and EY on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to EY’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on STARTEK’s consolidated financial statements for the relevant year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
EY’s audit reports on STARTEK’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
STARTEK has provided EY with a copy of the disclosures in this Form 8-K and has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with STARTEK’s statements in this Item 4.01. A copy of the letter furnished by EY dated March 25, 2014 in response to such request is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During STARTEK’s years ended December 31, 2013 and 2012 and the period from December 31, 2013 through March 21, 2014, neither STARTEK, nor anyone on behalf of STARTEK, consulted with EKS&H with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on STARTEK’s consolidated financial statements, and no written report or oral advice was provided by EKS&H to STARTEK that EKS&H concluded was an important factor considered by STARTEK in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Description of Exhibit
16.1        Letter from Ernst & Young LLP to the Securities and Exchange Commission
dated March 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: March 25, 2014	By:	/s/ Lisa A. Weaver
Lisa A. Weaver Senior Vice President and Chief Financial Officer